                                                                   EXHIBIT 10.18


                                    L E A S E
                                    ---------
                                    ARTICLE 1
                                    ---------
                                 Reference Data
                                 --------------

        1.1    Subject Referred To.

        Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this section 1.1.

        Date of this Lease:  February 29, 1992

        Building:                   The Building in the Town of Norwood
                                    constructed on a parcel of land shown as Lot
                                    J7 on a plan dated December 5, 1984 and
                                    recorded in Norfolk County Registry of
                                    Deeds, and known and numbered as 725 Canton
                                    Street (the Building and such parcel of land hereinafter being collectively referred to as the "Property").

        Premises:                   A portion of the ground floor and the entire
                                    first floor of the Building, substantially as shown on Exhibit A hereto.

        Rentable Floor
        Area of Premises:           19,424 square feet

        Rentable Floor
        Area of Building:           39,640 square feet

        Landlord:                   Rodger P. Nordblom, Peter C. Nordblom and
                                    Russell J. Fogelin, as Trustees of Canton
                                    Street Associates III under Declaration of
                                    Trust dated September 24, 1986 and recorded in Norfolk Registry of Deeds.

        Original Notice
        Address of
        Landlord:                   c/o Nordblom Company
                                    31 Third Avenue
                                    Burlington, Massachusetts 01803





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        Tenant:                     Extel/JWP Information Systems, Inc. a
                                    Delaware corporation

        Original Notice
        Address of Tenant:

        Term:                       Five (5) years

        Commencement Date:          March 1, 1992

        Annual Fixed Rent Rate:     $183,384.75

        Monthly Fixed Rent Rate:    $ 15,282.06

        Security Deposit:           $ 30,564.12

        Base Operating Costs:       The Operating Costs for the calendar year
                                    1992

        Tenant's Percentage: The ratio of the Rentable Floor Area of the Premises to the total Rentable Floor Area of the Building, which shall initially be deemed to be forty-nine (49%) percent.


        Permitted Uses:             General business offices for sales, service,
                                    training (of customers and employees) and repair and other uses incidental thereto.

Public Liability Insurance Limits:

               Bodily Injury:       $ 3,000,000 per person and
                                    $ 5,000,000 for more than one person

               Property Damage:     $ 500,000








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        1.2    Exhibits.

        The Exhibits listed below in this section are incorporated in this Lease by reference and are to be construed as a part of this Lease.


        EXHIBIT A.    Plan showing the Premises.

        EXHIBIT B.    Description of Tenant's Work.

        EXHIBIT C.    Janitorial Specifications.

        EXHIBIT D.    Rules and Regulations.

        EXHIBIT E.    Location of Tenant's Sign.

1.3     Table of Articles and Sections.


1.1      Subjects Referred To.................................................1

1.2      Exhibits.............................................................3

1.3      Table of Articles and Sections.......................................3


ARTICLE II - Premises and Term

2.1      Premises.............................................................6

2.2      Term.................................................................7

2.3      Termination by Tenant................................................7


ARTICLE III - Tenant Improvements

3.1     Condition of Premises................................................ 7

3.2     Pre-Commencement Work by Tenant...................................... 8


ARTICLE IV - Rent

4.1     The Fixed Rent....................................................... 9

4.2     Additional Rent...................................................... 9

4.2.1   Personal Property Taxes.............................................. 9






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


        4.2.2   Operating Costs.............................................. 9
        4.2.3   Insurance....................................................15
        4.2.4   Utilities....................................................17

4.3     Late Payment of Rent ................................................18

4.4     Security Deposit.....................................................18

ARTICLE V - Landlord's Covenants

5.1     Affirmative Covenants................................................20

        5.l.l   Heat and Air Conditioning....................................20
        5.1.2   Electricity  ................................................20
        5.1.3   Cleaning; Water..............................................21
        5.l.4   Elevator; Lighting...........................................21
        5.1.5   Repairs .....................................................21
        5.1.6   Insurance....................................................22

5.2     Interruption.........................................................22

5.3     Outside Services.....................................................22

5.4     Payment of Tenant's Cost of Enforcement..............................23

ARTICLE VI - Tenant's Additional Covenants

6.1     Affirmative Covenants................................................23

        6.l.l    Perform Obligations.........................................23
        6.1.2    Use  .......................................................23
        6.1.3    Repair and Maintenance......................................24
        6.l.4    Compliance with Law.........................................25
        6.1.5    Indemnification.............................................25
        6.1.6    Landlord's Right to Enter...................................26
        6.l.7    Personal Property at Tenant's Risk..........................26
        6.1.8    Payment of Landlord's Cost of Enforcement...................27
        6.1.9    Yield Up    ................................................27
        6.1.10   Rules and Regulations................:......................28
        6.1.11   Estoppel Certificate........................................28

6.2     Negative Covenants...................................................29

        6.2.1   Assignment and Subletting....................................29
        6.2.2   Nuisance.....................................................32
        6.2.3   Hazardous Wastes and Materials...............................32
        6.2.4   Floor Load; Heavy Equipment..................................33
        6.2.5   Installation, Alterations or Additions.......................33
        6.2.6   Abandonment..................................................34
        6.2.7   Signs .......................................................35
        6.2.8   Parking and Storage.................. .......................35

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

ARTICLE VII - Casualty or Taking

7.1     Termination.........................................................35
7.2     Restoration.........................................................36
7.3     Termination by Tenant...............................................36
7.4     Award  .............................................................37

ARTICLE VIII - Defaults

8.1     Events of Default...................................................37
8.2     Remedies............................................................39
8.3     Remedies Cumulative.................................................41
8.4     Landlord's Right to Cure Defaults...................................41
8.5     Effect of Waivers of Default........................................42
8.6     No Waiver, etc......................................................42
8.7     No Accord and Satisfaction..........................................42

ARTICLE IX - Rights of Holders

9.1     Rights of Holders...................................................43
9.2     Lease Superior or Subordinate to Mortgages..........................44

ARTICLE X - Miscellaneous Provisions

10.1    Notices From One Party to the Other.................................46
10.2    Quiet Enjoyment.....................................................46
10.3    Lease Not to be Recorded............................................47
10.4    Limitation of Landlord's Liability..................................47
10.5    Acts of God.........................................................48
10.6    Landlord's Default..................................................48
10.7    Brokerage...........................................................49
10.8    Applicable Law and Construction.....................................49




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                                    ARTICLE 2
                                    ---------

                                Premises and Term
                                -----------------


        2.1 Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to and with the benefit of the terms, covenants, conditions and provisions of this Lease, the Premises, excluding exterior faces of exterior walls, the common stairways, stairwells, elevators and elevator shafts, and pipes, ducts, conduits, wires and appurtenant fixtures serving exclusively or in common other parts of the Building, and if Tenant's space includes less than the entire rentable area of any floor, excluding the central core area of such floor. Tenant shall have, as appurtenant to the Premises, rights to use in common, subject to reasonable rules of general applicability to tenants of the Building from time to time made by Landlord of which Tenant is given notice: (a) the common lobbies, hallways, stairways and elevators of the Building, (b) the common pipes, ducts, conduits, wire and appurtenant fixtures serving the Premises, (c) common walkways and driveways necessary for access to the Building, (d) the common parking areas serving the Building, and (e) if the Premises include less than the entire rentable area of any floor, the common toilets and other common facilities in the central core area of such floor. Landlord shall make available to Tenant during the term of this Lease seventy-one (71) parking spaces. Landlord reserves the right from time to time (with reasonable prior notice to Tenant, except in emergencies), in such manner as to reduce to a minimum interference with Tenant's use of the Premises: (a) to install, use, maintain, repair, replace and relocate for service to the Premises and other parts of the Building, or either, pipes, ducts, conduits, wires and appurtenant fixtures, wherever located in the Premises or Building, (b) to alter or relocate any other common facility, (c) to make any repairs and replacements to the Premises which Landlord may deem necessary, and (d) in connection with any excavation made upon adjacent land of Landlord or others, to enter, and to license others to enter, upon the Premises to do such work as the person causing such excavation deems necessary to preserve the wall of the Building from injury or damage and to support the same.

        2.2 Term. TO HAVE AND TO HOLD for a term (the "term") beginning on the Commencement Date and continuing for the Term, unless sooner terminated as hereinafter provided.

        2.3 Termination by Tenant. Tenant shall have the right to terminate this Lease as of the end of the third year of the term. If Tenant shall elect to exercise the aforesaid right, it shall do so by giving written notice to Landlord no later than August 30, 1994. Such notice shall be accompanied by a termination payment in the amount of $20,000.00.


                                    ARTICLE 3
                                    ---------
                               Tenant Improvements
                               -------------------

        3.1 Condition of Premises. The Premises are leased in an "as is" condition. Tenant acknowledges that, except as otherwise expressly provided in this Lease, Landlord has made no warranties or representations as to the condition thereof. Tenant further




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


acknowledges that Landlord has no present or future intention to make any alterations, renovations or improvements to the Premises. Landlord represents and warrants that all Building mechanical, plumbing, electrical and structural systems and facilities are working properly as designed for general office space. Landlord further represents and warrants that the Building and the Premises are in compliance with all applicable federal, state and local laws, including, without limitation, those relating to environmental and zoning matters.

        3.2 Pre-Commencement Work by Tenant. Tenant shall cause to be performed the work required by Exhibit B, Description of Tenant's Work. All such work shall be done in accordance with, and Tenant shall comply with, the provisions of Section 6.2.5 hereof. During the period of occupancy of the Premises by Tenant prior to the commencement of the term, no rent shall accrue or be payable but otherwise such occupancy shall be subject to all the terms, covenants and conditions contained in this Lease. Tenant agrees to employ for such work one or more responsible contractors and to cause such contractors employed by Tenant to carry Worker's Compensation Insurance in accordance with the statutory requirements and comprehensive liability insurance covering such contractors on or about the Premises in amounts at least equal to the limits set forth in
Section 1.1 and to submit certificates evidencing such coverage to Landlord prior to commencement of such work. With respect to heating, ventilating and air-conditioning work, and electrical work, Tenant shall employ those contractors


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


designated by Landlord, provided they are reasonably competitive. with other responsible contractors.


                                    ARTICLE 4
                                    ---------
                                      Rent
                                      ----

        4.1 The Fixed Rent. Tenant covenants and agrees to pay rent to Landlord at the Original Notice Address of Landlord or at such other place or to such other person or entity as Landlord may by notice in writing to Tenant from time to time direct, at the Annual Fixed Rent Rate, in equal installments at the Monthly Fixed Rent Rate (which is 1/12th of the Annual Fixed Rent Rate), in advance, on the first day of each calendar month included in the term; and for any portion of a calendar month at the beginning or end of the term, at that rate payable in advance for such portion,

        4.2 Additional Rent. Tenant covenants and agrees to pay, as Additional Rent, insurance costs, utility charges, personal property taxes and its pro rata share of increases in operating costs with respect to the Premises as provided in this Section 4.2 as follows:

        4.2.1 Personal Property Taxes. Tenant shall pay all taxes charged, assessed or imposed upon the personal property of Tenant in or upon the Premises.

        4.2.2 Operating Costs. Within a reasonable time after calendar year 1992, Landlord shall provide Tenant with an itemized statement of Base Operating Costs, together with copies of all bills issued by governmental authorities with respect to Taxes included in Base Operating Costs. If, during the term hereof,



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


Operating Costs (as hereinafter defined) incurred by Landlord in any calendar year shall exceed Base operating Costs, Tenant shall reimburse Landlord, as additional rent, for Tenant's Percentage of any such excess (such amount being hereinafter referred to as the "Operating Costs Excess"). Tenant shall remit to Landlord, on the first day of each calendar month, estimated payments on account of Operating Costs Excess, such monthly amounts to be sufficient to provide Landlord, by the end of the calendar year, a sum equal to the operating Costs Excess, as reasonably estimated by Landlord from time to time and set forth in a statement delivered by Landlord to Tenant. If, at the expiration of the year in respect of which monthly installments of Operating Costs Excess shall have been made as aforesaid, the total of such monthly remittances is greater than the actual Operating Costs Excess for such year, as shown on the Annual Statement (as hereinafter defined) for such year, Landlord shall promptly pay to Tenant, or credit against the next accruing payments to be made by Tenant pursuant to this subsection 4.2.2, the difference; if the total of such remittances is less than the Operating Costs Excess for such year, Tenant shall pay the difference to Landlord within thirty (30) days from the date of Tenant's receipt of the Annual Statement. Following each calendar year, Landlord shall furnish to Tenant an itemized statement, in reasonable detail, of the Operating Costs Excess during such year (the "Annual Statement"), prepared, allocated and computed in accordance with generally accepted accounting principles.



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


        Any reimbursement for Operating Costs due and payable by Tenant with respect to periods of less than twelve (12) months shall be equitably prorated.

        The term "Operating Costs" shall mean all costs or expenses incurred for the operation, cleaning, maintenance, repair and up-keep of the Property, including, without limitation, all costs of maintaining and repairing the Property (including snow removal, landscaping and grounds maintenance, parking lot operation and maintenance, security, operation and repair of heating and air-conditioning equipment, elevators, lighting and any other Building equipment or systems) and of all repairs and replacements (other than maintenance, repairs or replacements for which Landlord has received full reimbursement from contractors, other tenants of the Building or from others or improvements or services provided for the exclusive benefit of other tenants) necessary to keep the Property in good working order, repair, appearance and condition; all costs, including material and equipment costs, for cleaning and janitorial services to the Building (including window cleaning of the Building); all costs of any reasonable insurance carried by Landlord relating to the Property; all costs related to provision of heat (including oil, electric, steam and/or gas), air-conditioning, and water (including sewer charges) and other utilities to the Building (exclusive of reimbursement to Landlord for any of same received as a result of direct billing to any tenant of the Building); reasonable payments under all service contracts relating to the foregoing; all compensation, fringe benefits, payroll taxes and


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workmen's compensation insurance premiums related thereto with respect to any employees of Landlord or its affiliates to the extent engaged in security and maintenance of the Property (provided that payments to affiliates are not more than would be paid to a third party in arms-length transactions in respect of said services); attorneys' fees and disbursements (exclusive of any such fees and disbursements incurred in the preparation of leases or enforcement of the Landlord's rights against another tenant) and auditing and other professional fees and expenses; all expenses, including reasonable attorneys' fees and appraisers fees, incurred in connection with tax abatement proceedings; a reasonable management fee; and all Taxes, which term shall mean all taxes, assessments, betterments and other charges and impositions (including, but not limited to, fire protection service fees and similar charges) levied, assessed or imposed at any time during the term by any governmental authority upon or against the Property, or taxes in lieu thereof, and additional types of taxes to supplement real estate taxes due to legal limits imposed thereon. If, at any time during the term of this Lease, any tax or excise on rents or other taxes, however described, are levied or assessed against Landlord with respect to the rent reserved hereunder, either wholly or partially in substitution for, or in addition to, real estate taxes assessed or levied on the Property, such tax or excise on rents shall be included in Taxes; however, Taxes shall not include franchise, estate, inheritance, succession, capital levy, transfer, income or excess profits taxes assessed on Landlord or affiliates, including beneficiaries. Taxes shall include any estimated payment made by Landlord on account of a fiscal tax period for which the actual and final amount of taxes for such period has not been determined by the governmental authority as of the date of any such estimated payment.

        There shall not be included in such operating Costs brokerage fees (including rental fees) related to the operation of the Building or any other expenditures made by Landlord in connection with any effort to lease, rent or sell the Building or the Property, except as otherwise expressly provided in this Lease; principal or interest payments on loans secured by mortgages or trust deeds on the Property; depreciation charges incurred on the Property; or expenditures made by Tenant with respect to (i) cleaning, maintenance and upkeep of the Premises, and (ii) the provision of electricity to the Premises,

        If, during the term of this Lease, Landlord shall replace any capital items or make any capital expenditures in order to, in either case, comply with law, effect savings in Operating Costs or keep the Property in good working order, repair, appearance and condition (collectively called "capital expenditures") the total amount of which is not properly includible in Operating Costs for the calendar year in which they were made, there shall nevertheless be included in Operating Costs for each calendar year in which and after such capital expenditure is made the annual charge-off of such capital expenditure. (Annual charge-off shall be determined by (i) dividing the original cost of the capital expenditure by the number of years of



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


useful life thereof [The useful life shall be reasonably determined by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the capital item.); and (ii) adding to such quotient an interest factor computed on the unamortized balance of such capital expenditure based upon an interest rate reasonably determined by Landlord as being the interest rate then being charged for long-term mortgages by institutional lenders on like properties within the locality in which the Building is located.)

        If during any portion of any year for which operating Costs are being computed, the Building was not fully occupied by tenants or if not all of such tenants were paying fixed rent or if Landlord was not supplying all tenants with the services being supplied hereunder, actual Operating Costs incurred shall be reasonably extrapolated by Landlord to the estimated Operating Costs that would have been incurred if the Building were fully occupied by tenants and all such tenants were then paying fixed rent or if such services were being supplied to all tenants, and such extrapolated amount shall, for purposes of this Section 4.2.3, be deemed to be the Operating Costs for such year.

        Provided Landlord is not prosecuting an abatement with respect thereto, Tenant may prosecute appropriate proceedings for abatement or reduction of any Taxes with respect to which Tenant is required to make payments as hereinbefore provided, such proceedings to be conducted jointly with any other parties, including Landlord, who have contributed to the payment of such Taxes and Tenant agrees to save Landlord harmless from all costs and expenses incurred on account of Tenant's participation in such proceedings Landlord, without obligating itself to incur any costs or expenses in connection with such proceedings shall cooperate with Tenant with respect to such proceedings so far as reasonably necessary. Any abatement or reduction effected for such proceedings shall accrue to the benefit of Tenant and Landlord and such other parties as their interests may appear according to their respective contributions to the Taxes involved in any such proceedings.

        Tenant or its accountants shall have the right to inspect, at reasonable times and in a reasonable manner, during the ninety (90) day period following delivery of any Annual Statement of Landlord with regard to Operating Costs Excess, such of Landlord's books of account and records as pertain to and contain information concerning Operating Costs in order to verify the amounts charged to Tenant in respect thereof.

        4.2.3 Insurance. Tenant shall, at its expense, as Additional Rent, take out and maintain throughout the term the following insurance protecting
Landlord:

                4.2.3.1 Comprehensive liability insurance indemnifying Landlord and Tenant against all claims and demands for death or any injury to person or damage to property which may be claimed to have occurred on the Premises (or the Property, insofar as used by customers, employees, servants or invitees of the Tenant), in amounts which shall, at the beginning of the term, be at least equal to the limits set forth in Section 1.1, and, which, from time to time during the term, shall be for such higher


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


limits, if any, as are customarily carried in the area in which the Premises are located on property similar to the Premises and used for similar purposes; and workmen's compensation insurance with statutory limits covering all of Tenant's employees working on the Premises.

                4.2.3.2 Fire insurance with the usual extended coverage endorsements covering all Tenant's furniture, furnishings, fixtures and equipment.

                4.2.3.3 All such policies shall be obtained from responsible companies qualified to do business and in good standing in Massachusetts, which companies and the amount of insurance allocated thereto shall be subject to Landlord's approval, Tenant agrees to furnish Landlord with certificates evidencing all such insurance prior to the beginning of the term hereof and evidencing renewal thereof at least thirty (30) days prior to the expiration of any such policy. Each such policy shall be non-cancellable with respect to the interest of Landlord without at least ten (10) days' prior written notice thereto. In the event provision for any such insurance is to be by a blanket insurance policy, the policy shall allocate a specific and sufficient amount of coverage to the Premises.

                4.2.3.4 All insurance which is carried by either party with respect to the Building, Premises or to furniture, furnishings, fixtures or equipment therein or alterations or improvements thereto, whether or not required, shall include provisions which either designate the other party as one of the insured or deny to the insurer acquisition by subrogation of




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


rights of recovery against the other party to the extent such rights have been waived by the insured party prior to occurrence of loss or injury, insofar as, and to the extent that, any such waiver of subrogation provisions may be effective without making it impossible to obtain insurance coverage without additional premium from responsible companies qualified to do business in the state in which the Premises are located or, if additional premium is required to be paid, the other party offers to pay such premium after being given notification thereof. Nothing contained in this subsection shall derogate from or otherwise affect releases elsewhere herein contained of either party for claims. Each party shall be entitled to have certificates of any policies containing such provisions. Each party hereby waives all rights of recovery against the other for loss or injury against which the waiving party is protected by insurance containing said provisions, reserving, however, any rights with respect to any excess of loss or injury over the amount recovered by such insurance, provided, however, that in no event shall either party be liable for any incidental or consequential damages on account of such loss or injury. Tenant shall not acquire as insured under any insurance carried on the Premises any right to participate in the adjustment of loss or to receive insurance proceeds and agrees upon request promptly to endorse and deliver to Landlord any checks or other instruments in payment of loss in which Tenant is named as payee.

        4.2.4 Utilities. Tenant shall pay all charges made by public authority or utility for the cost of electricity furnished or consumed on the Premises, all charges for any utilities supplied by Landlord pursuant to Subsections 5.1.1 and 5.1.3 which are separately metered, and all charges for telephone and other utilities or services not supplied by Landlord pursuant to Subsections 5.1.1 and 5.1.3, whether designated as a charge, tax, assessment, fee or otherwise, all such charges to be paid as the same from time to time become due. Except as otherwise provided in Article 5, it is understood and agreed that Tenant shall make its own arrangements for the installation or provision of all such utilities and that Landlord shall be under no obligation to furnish any utilities to the Premises and shall not be liable for any interruption or failure in the supply of any such utilities to the Premises. Landlord shall insure that all utility equipment which connects the outside services to be furnished by Landlord is functioning and installed properly.

        4.3 Late Payment of Rent. If any installment of rent is paid more than ten (10) days after the date the same was due, and if on a prior occasion in the twelve (12) month period prior to the date such installment was due an installment of rent was paid more than ten (10) days after the same was due, then Tenant shall pay Landlord a late payment fee equal to five (5%) percent of the overdue payment.

        4.4 Security Deposit. On or before March 20, 1992, Tenant shall deposit with Landlord the Security Deposit, which Landlord shall deposit in its name in a Bank of Boston Client Group Account (money market account). Said deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms of this Lease by said Tenant to be observed and performed. The




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


security deposit shall not be mortgaged, assigned transferred or encumbered by Tenant without the written consent of Landlord and any such act on the part of Tenant shall be without force and effect and shall not be binding upon Landlord.

        If the Fixed Rent or Additional Rent payable hereunder shall be overdue and unpaid or should Landlord make payments on behalf of the Tenant, or Tenant shall fail to perform any of the terms of this Lease, then Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply said entire deposit or so much thereof as may be necessary to compensate Landlord toward the payment of Fixed Rent, Additional Rent or other sums or loss or damage sustained by Landlord due to such breach on the part of Tenant; and Tenant shall forthwith upon demand restore said security to the original sum deposited. Should Tenant comply with all of said terms and promptly pay all of the rentals as they fall due and all other sums payable by Tenant to Landlord, said deposit and any interest earned thereon shall be returned in full to Tenant at the end of the term.

        In the event of bankruptcy or other creditor-debtor proceedings against Tenant, all securities shall be deemed to be applied first to the payment of rent and other charges due Landlord for all periods prior to the filing of such proceedings.

        If on or before March 20, 1992, Tenant delivers to Landlord a certification by an executive officer of JWP, Inc. that Tenant has a net worth of at least $25,000,000, Tenant shall not be required to deposit with Landlord the Security Deposit.



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


                                    ARTICLE 5
                                    ---------

                              Landlord's Covenants
                              --------------------


        5.1 Affirmative Covenants. Landlord covenants with Tenant:

                5.1.1 Heat and Air-conditioning. To furnish to the Premises, separately metered and at the direct expense of Tenant as hereinabove provided, heat and air-conditioning (reserving the right, at any time, to change energy or heat sources, provided that Landlord shall use best efforts not to unreasonably interfere with Tenant's business or otherwise inconvenience Tenant) sufficient to maintain the Premises at comfortable temperatures as generally maintained in comparable office buildings within the municipality in which the Building is located (subject to all federal, state and local regulations relating to the provision of heat).

                5.1.2 Electricity. To furnish to the Premises, separately metered (such meter to be installed at Landlord's expense) and at the direct expense of Tenant as hereinabove provided, electricity for Tenant's Permitted Uses in amounts adequate for general office purposes. If Tenant shall require electricity in excess of reasonable quantities for Tenant's Permitted Uses and if (i) in the reasonable judgment of a qualified electrical engineer, Landlord's facilities are inadequate for such excess requirements, or (ii) such excess use shall result in an additional burden on the Building utilities systems and additional cost to Landlord on account thereof, as the case may be, (a) Tenant shall, upon demand, reimburse Landlord for such additional cost, as aforesaid, or (b) Landlord, upon written



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


request, and at the sole cost and expense of Tenant, will furnish and install such additional wire, conduits, feeders, switchboards and appurtenances as reasonably may be required to supply such additional requirements of Tenant (if electricity therefor is then available to Landlord), provided that the same shall be permitted by applicable laws and insurance regulations and shall not cause permanent damage or injury to the Building or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs.

                5.1.3 Cleaning; Water. To provide cleaning to the Premises in accordance with cleaning and janitorial standards set forth in Exhibit C; and to furnish water for ordinary cleaning, lavatory and toilet facilities.

                5.1.4 Elevator; Lighting. To furnish elevator service from the lobby to the Premises; and to provide lighting to public and common areas of the Building.

                5.1.5 Repairs. Except as otherwise expressly provided herein, to make such repairs and replacements to the roof, exterior walls, floor slabs and other structural components of the Building, and to the common areas (including pavement and parking area lighting), facilities and plumbing, electrical, heating, ventilating and air-conditioning systems of the Building as may be necessary to keep them in good repair and condition (exclusive of equipment installed by Tenant and except for those repairs required to be made by Tenant pursuant to Section 6.1.3 hereof and repairs or replacements occasioned by any act or negligence of

Tenant, its servants, agents, customers, contractors, employees, invitees, or licensees).

                5.1.6 Insurance. Landlord shall maintain casualty insurance in an amount equal to at least eighty (80%) percent of the full replacement cost of the Building.

        5.2 Interruption. Landlord shall be under no responsibility or liability for failure or interruption of any of the above described services, repairs or replacements caused by breakage, accident, strikes, repairs, inability to obtain supplies, labor or materials, or for any other causes beyond the control of the Landlord, except where caused by Landlord's willful negligence or misconduct and in no event for any indirect or consequential damages to Tenant; and failure or omission on the part of the Landlord to furnish any of same for any of the reasons set forth in this paragraph shall not be construed as an eviction of Tenant, actual or constructive, nor entitle Tenant to an abatement of rent, nor render the Landlord liable in damages, nor release Tenant from prompt fulfillment of any of its covenants under this Lease.

        5.3 Outside Services. In the event Tenant wishes to provide outside services for the Premises over and above those services to be provided by Landlord as set forth herein, Tenant shall first obtain the prior written approval of Landlord for the installation and/or utilization of such services, which approval shall not be unreasonably withheld or delayed. ("outside services" shall include, but shall not be limited to, cleaning services, television, so-called "canned music" services, security services and the like.) In the event Landlord approves the installation and/or utilization of such services, such installation and utilization shall be at Tenant's sole cost, risk and expense. Landlord acknowledges that Tenant, subject to Landlord's approval, not to be unreasonably withheld, as to the identity of the provider or the method of installation, shall have the right to have the following within the Premises: vending, catering, security guard service and security system.

        5.4 Payment of Tenant's Cost of Enforcement. Landlord shall pay on demand Tenant's expenses, including reasonable attorneys' fees, incurred in enforcing any obligation of Landlord under this Lease.



                                    ARTICLE 6
                                    ---------
                          Tenant's Additional Covenants
                          -----------------------------

        6.1 Affirmative Covenants. Tenant covenants at all times during the term and for such further time (prior or subsequent thereto) as Tenant occupies the Premises or any part thereof:

                6.1.1 Perform Obligations. To perform promptly all of the obligations of Tenant set forth in this Lease; and to pay when due the Fixed Rent and Additional Rent and all charges, rates and other sums which by the terms of this Lease are to be paid by Tenant.

                6.1.2 Use. To use the Premises only for the Permitted Uses, and from time to time to procure all licenses and permits necessary therefor, at Tenant's sole expense. With respect to any licenses or permits for which Tenant may apply, pursuant to this subsection 6.1.2 or any other provision hereof, Tenant shall furnish Landlord copies of applications therefor on or before their submission to the governmental authority.

                6.1.3 Repair and Maintenance. Except as otherwise provided herein, to maintain the Premises in neat order and condition and to perform all routine and ordinary repairs to the Premises and to any plumbing, heating, electrical, ventilating and air-conditioning systems located within the Premises and installed by Tenant such as are necessary to keep them in good working order, appearance and condition, as the case may require, reasonable use and wear thereof and damage by fire or by unavoidable casualty only excepted; to keep all glass in windows and doors of the Premises (except glass in the exterior walls of the Building) whole and in good condition with glass of the same quality as that injured or broken; and to make as and when needed as a result of misuse by, or neglect or improper conduct of Tenant or Tenant's servants, employees, agents, invitees or licensees or otherwise, all repairs necessary, which repairs and replacements shall be in quality and class equal to the original work. (Landlord, upon default of Tenant hereunder and upon prior notice to Tenant, may elect, at the reasonable expense of Tenant, to perform all such cleaning and maintenance and to make any such repairs or to repair any damage or injury to the Building or the Premises caused by moving property of Tenant in or out of the Building, or by installation or removal of furniture or other property, or by misuse by, or neglect, or improper conduct of,

Tenant or Tenant's servants, employees, agents, contractors, customers, patrons, invitees, or licensees.)

                6.1.4 Compliance with Law. Except as required of Landlord pursuant to section 5.1.5 herein, to make all nonstructural repairs, alterations, additions or replacements to the Premises required by any law or ordinance or any order or regulation of any public authority; to keep the Premises equipped with all safety appliances so required; and to comply with the orders and regulations of all governmental authorities with respect to zoning, building, fire, health and other codes, regulations, ordinances or laws applicable to the Premises, except that (i) Tenant shall not be required to comply with any order or regulation in connection with any condition of the Premises which existed and was not in compliance prior to Tenant's occupancy thereof and (ii) Tenant may defer compliance so long as the validity of any such law, ordinance, order or regulation shall be contested by Tenant in good faith and by appropriate legal proceedings, if Tenant first gives Landlord appropriate assurance or security against any loss, cost or expense on account thereof. Landlord acknowledges that the Premises is currently free of any violation of any governmental order or regulation.

                6.1.5 Indemnification. To save Landlord harmless, and to exonerate and indemnify Landlord from and against any and all claims, liabilities or penalties asserted by or on behalf of any person, firm, corporation or public authority on account of injury, death, damage or loss to person or property in or upon the Premises and the Property arising out of the use or occupancy of the Premises by Tenant or by any person claiming by, through or under Tenant (including, without limitation, all patrons, employees and customers of Tenant), or arising out of any delivery to or service supplied to the Premises, or on account of or based upon anything whatsoever done on the Premises, except if the same was caused by the negligence, fault or misconduct of Landlord, its agents, servants or employees. In respect of all of the foregoing, Tenant shall indemnify Landlord from and against all costs, expenses (including reasonable attorneys' fees), and liabilities incurred in or in connection with any such claim, action or proceeding brought thereon; and, in case of any action or proceeding brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord and at Tenant's expense, shall resist or defend such action or proceeding and employ counsel therefor reasonably satisfactory to Landlord.

                6.1.6 Landlord's Right to Enter. To permit Landlord and its agents to enter into and examine the Premises, to show the Premises and to make repairs to the Premises. Except in emergencies, such entry shall be after reasonable notice and at reasonable times.

                6.1.7 Personal Property at Tenant's Risk. All of the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises, shall be at the sole risk and hazard of Tenant and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord, except that Landlord shall in no event be indemnified or held harmless or exonerated from any liability to Tenant or to any other person, for any injury, loss, damage or liability to the extent prohibited by law.

                6.1.8 Payment of Landlord's Cost of Enforcement. To pay on demand Landlord's expenses, including reasonable attorneys' fees, incurred in enforcing any obligation of Tenant under this Lease or in curing any default by Tenant under this Lease as provided in Section 8.4.

                6.1.9 Yield Up. At the expiration of the term or earlier termination of this Lease: to surrender all keys to the Premises; to remove all of its trade fixtures and personal property in the Premises; to remove such installations made by it as Landlord may request and all Tenant's signs wherever located; to repair all damage caused by such removal and to yield up the Premises (including all installations and improvements made by Tenant except for trade fixtures and such of said installations or improvements as Landlord shall request Tenant to remove), broom-clean and in the same good order and repair in which Tenant is obliged to keep and maintain the Premises by the provisions of this Lease. Any property not so removed after notice to Tenant shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as Landlord shall determine and Tenant shall pay Landlord the reasonable cost and expense incurred by it in effecting such removal and disposition and in making any incidental repairs and replacements to the Premises and for use and occupancy during the period after the expiration of the term and prior to its performance of its obligations under this subsection 6.1.9. Tenant shall further indemnify Landlord against all loss, cost and damage resulting from Tenant's failure and delay in surrendering the Premises as above provided.

        If the Tenant remains in the Premises beyond the expiration or earlier termination of this Lease, such holding over shall be without right and shall not be deemed to create any tenancy, but the Tenant shall be a tenant at sufferance only at a daily rate of rent equal to two (2) times the rent and other charges in effect under this Lease as of the day prior to the date of expiration of this Lease.

                6.1.10 Rules and Regulations. To comply with the Rules and Regulations set forth in Exhibit D, and with all reasonable Rules and Regulations of general applicability to all tenants of the Building hereafter made by Landlord, of which Tenant has been given notice; Landlord shall not be liable to Tenant for the failure of other tenants of the Building to conform to such Rules and Regulations.

                6.1.11 Estoppel Certificate. Upon not less than fifteen (15) days' prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect and that Tenant has no defenses, offsets or counterclaims against its obligations to pay the Fixed Rent and Additional Rent and any other charges and to perform its other covenants under this Lease (or, if there have been any modifications, that the Lease is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets or counterclaims, setting them forth in reasonable detail), and the dates to which the Fixed Rent and Additional Rent and other charges have been paid. Any such statement delivered pursuant to this subsection 6.1.11 may be relied upon by any prospective purchaser or mortgagee of the Premises, or any prospective assignee of such mortgage. Upon not less than fifteen (15) days' prior written request by tenant, Landlord agrees to execute, acknowledge and deliver to Tenant a similar estoppel certificate, including a statement as to whether Tenant is in default, in a form reasonably acceptable to Landlord. Tenant shall also deliver to Landlord such available financial information as may be reasonably required by Landlord to be provided to any mortgagee or prospective purchaser of the Premises.

        6.2 Negative Covenants. Tenant covenants at all times during the term and such further time (prior or subsequent thereto) as Tenant occupies the Premises or any part thereof:

                6.2.1 Assignment and Subletting. Not to assign, transfer, mortgage or pledge this Lease or to sublease (which term shall be deemed to include the granting of concessions and licenses and the like) all or any part of the Premises or suffer or permit this Lease or the leasehold estate hereby created or any other rights arising under this Lease to be assigned, transferred or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, or permit the occupancy of the Premises by anyone other than Tenant without the prior written consent of Landlord. Notwithstanding the foregoing, Tenant shall have the right to assign this Lease or sublet all or a portion of the Premises at any time without the necessity of obtaining Landlord's consent, to (i) a corporation or other entity which controls, is controlled by or is under common control with Tenant, (ii) a corporation or other entity resulting from a reorganization of or merger with Tenant or (iii) an entity which acquires substantially all of the assets of Tenant. In the event Tenant desires to assign this Lease or sublet any portion or all of the Premises in any instance requiring Landlord's consent, Tenant shall notify Landlord in writing of Tenant's intent to so assign this Lease or sublet the Premises and the proposed effective date of such subletting or assignment, and shall request in such notification that Landlord consent thereto. Landlord may terminate this Lease in the case of any such proposed assignment, or suspend this Lease pro tanto for the period and with respect to the space involved in the case of any such proposed subletting, by giving written notice of termination or suspension to Tenant, with such termination or suspension to be effective as of the effective date of such assignment or subletting. Upon such termination, Tenant shall have no thereafter accruing obligations under this Lease. If Landlord does not so terminate or suspend, Landlord's consent shall not be unreasonably withheld or delayed to an assignment or to a subletting, provided that the assignee or subtenant shall use the Premises only for the Permitted Uses, and further provided, with respect to a subletting, that after such subletting the initial Tenant named herein occupies at least fifty (50%) percent of the Rentable Floor Area of the Premises. Tenant shall, as Additional Rent, reimburse Landlord promptly for Landlord's reasonable legal expenses incurred in connection with any request by Tenant for such consent. No subletting or assignment shall in any way impair the continuing primary liability of Tenant hereunder, and no consent to any subletting or assignment in a particular instance shall be deemed to be a waiver of the obligation to obtain any required written approval of Landlord in the case of any other subletting or assignment.

        If for any assignment or sublease consented to by Landlord hereunder Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the rent called for hereunder, or in case of sublease of part, in excess of such rent fairly allocable to the part, after appropriate adjustments to assure that all other payments called for hereunder are appropriately taken into account and after deduction for reasonable expenses of Tenant in connection with the assignment or sublease, to pay to Landlord as additional rent fifty (50%) percent of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt.

        Prior to listing the Premises or any part thereof with any other broker for sublease or assignment, Tenant shall give

Nordblom Company, as brokers, an exclusive listing for six (6) months with respect to such sublease or assignment.

                6.2.2 Nuisance. Not to injure, deface or otherwise harm the Premises; nor commit any nuisance; nor permit in the Premises any vending machine (except such as is used for the sale of merchandise to employees of Tenant) or inflammable fluids or chemicals (except such as are customarily used in connection with standard office equipment); nor permit any cooking to such extent as requires special exhaust venting; nor permit the emission of any objectionable noise or odor; nor make, allow or suffer any waste; nor make any use of the Premises which is contrary to any law or ordinance or which will invalidate any of Landlord's insurance; nor conduct any auction, fire, "going out of business or bankruptcy sales.

                6.2.3 Hazardous Wastes and Materials. Not to dispose of any hazardous wastes, hazardous materials or oil on the Premises or the Property, or into any of the plumbing, sewage, or drainage systems thereon, and to indemnify and save Landlord harmless from all claims, liability, loss or damage arising on account of the use or disposal by Tenant (or any person claiming by, through or under Tenant including, without limitation, all customers, employees and suppliers of Tenant) of hazardous wastes, hazardous materials or oil, including, without limitation, liability under any federal, state, or local laws, requirements and regulations, or damage to any of the aforesaid systems. Tenant shall comply with all governmental reporting requirements with respect to hazardous wastes, hazardous materials and oil, and shall deliver to Landlord copies of all reports filed with governmental authorities.

                6.2.4 Floor Load; Heavy Equipment. Not to place a load upon any floor of the Premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law, which for purposes of this subsection, is 125 lbs. per square foot. Landlord reserves the right to prescribe the weight and position of all heavy business machines and equipment, including safes, which shall be placed so as to distribute the weight. Business machines and mechanical equipment which cause vibration or noise shall be placed and maintained by Tenant at Tenant's expense in settings sufficient to absorb and prevent vibration, noise and annoyance. Tenant shall not move any safe, heavy machinery, heavy equipment, freight or fixtures into or out of the Premises except in such manner and at such time as Landlord shall in each instance authorize.

                6.2.5 Installation, Alterations or Additions. Not to make any installations, alterations or additions in, to or on the Premises nor to permit the making of any holes (other than by small nails and screws for hanging pictures and the like) in the walls, partitions, ceilings or floors without on each occasion obtaining the prior written consent of Landlord, and then only pursuant to plans and specifications approved by Landlord in advance in each instance (which consent, in the case of nonstructural, interior installations or alterations that do not impair the structural integrity of the Building, reduce its value or involve penetrations of the roof or exterior walls, shall not be unreasonably withheld if the work is $10,000 or more in cost, and shall not be required if the work is less than $10,000 in cost, provided that in each instance Tenant shall furnish Landlord with as-built plans upon completion of such work); Tenant shall pay promptly when due the entire cost of any work to the Premises undertaken by Tenant so that the Premises shall at all times be free of liens for labor and materials, and at Landlord's request Tenant shall furnish to Landlord a bond or other security acceptable to Landlord assuring that any work commenced by Tenant will be completed in accordance with the plans and specifications theretofore approved by Landlord and assuring that the Premises will remain free of any mechanics' lien or other encumbrance arising out of such work. In any event, Tenant shall forthwith bond against or discharge any mechanics' liens or other encumbrances that may arise out of such work. Tenant shall procure all necessary licenses and permits at Tenant's sole expense before undertaking such work. All such work shall be done in a good and workmanlike manner employing materials of good quality and so as to conform with all applicable zoning, building, fire, health and other codes, regulations, ordinances and laws. Tenant shall save Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by or growing out of such work.

                6.2.6 Abandonment. Not to abandon or vacate the Premises during the term, except that a temporary cessation of Tenant's business upon the Premises shall not be considered abandonment or vacation where such cessation is caused by (i)

Tenant's employee vacation policy; (ii) temporary labor or economic conditions, war or acts of God; or (iii) repairs, renovations or improvements conducted in accordance with the terms of this Lease.

                6.2.7 Signs. Not without Landlord's prior written approval to paint or place any signs or place any curtains, blinds, shades, awnings, aerials, or the like, visible from outside the Premises; provided, however, that Tenant's identification sign, when approved by Landlord and subject to conformance with applicable requirements of public authorities, may be placed on the Building at the location shown on Exhibit E.

                6.2.8 Parking and Storage. Not to permit any storage of materials outside of the Premises; nor to permit the use of the parking areas for either temporary or permanent storage of trucks, except that Tenant may park up to two (2) service vans when not engaged in customer service; nor permit the use of the Premises for any use for which heavy trucking would be customary.


                                    ARTICLE 7
                                    ---------
                               Casualty or Taking
                               -------------------

        7.1 Termination. In the event that the Premises or the Building, or any material part thereof, shall be taken by any public authority or for any public use, or shall be destroyed or damaged by fire or casualty, or by the action of any public authority, then this Lease may be terminated at the election of Landlord. Such election, which may be made notwithstanding the fact that Landlord's entire interest may have been divested, shall be made by the giving of notice by Landlord to Tenant within sixty (60) days after the date of the taking or casualty.

        7.2 Restoration. If Landlord does not elect to so terminate, this Lease shall continue in force and a just proportion of the rent reserved, according to the nature and extent of the damages sustained by the Premises, shall be suspended or abated, effective on the date of such casualty or taking, until the Premises, or what may remain thereof, shall be put by Landlord in proper condition for use, which Landlord covenants to do with reasonable diligence to the extent permitted by the net proceeds of insurance recovered or damages awarded for such taking, destruction or damage and subject to zoning and building laws or ordinances then in existence. "Net proceeds of insurance recovered or damages awarded" refers to the gross amount of such insurance or damages less the reasonable expenses of Landlord incurred in connection with the collection of the same, including without limitation, fees and expenses for legal and appraisal services.

        7.3 Termination by Tenant. Notwithstanding the foregoing provisions of
Article 7. Tenant may elect to terminate this Lease if (i) Landlord fails to give written notice within sixty (60) days of any fire, casualty or taking of its intention to restore the Premises; (ii) Landlord fails to restore the Premises to a condition substantially suitable for their intended use within one hundred eighty (180) days of said fire, casualty or taking; or (iii) any taking or action by such public authority would render the Premises, after restoration by Landlord, substantially unsuitable for Tenant's Permitted Uses. If Tenant elects to so terminate this Lease, Tenant shall give written notice of termination to Landlord within thirty
(30) days following the lapsed time period described in Section 7.3(i) or (ii), as applicable or within thirty (30) days following the date of any such taking referred to in Section 7.3(iii); the termination date being specified in such notice as a date not less than thirty (30) days after the day on which such termination notice is given, provided, however, that such termination shall be rendered ineffective in the case of 7.3(ii) if, prior to the specified termination date, Landlord shall have completed such restoration.

        7.4 Award. Irrespective of the form in which recovery may be had by law, all rights to damages or compensation shall belong to Landlord in all cases, but not including (i) relocation assistance payments by a government agency or entity, (ii) any award specifically made to Tenant for interruption of its business, and (iii) any award specifically made to Tenant for its trade fixtures, equipment or personal property, provided such payments or awards to Tenant do not reduce or otherwise adversely affect Landlord's award.


                                    ARTICLE 8
                                    ---------
                                    Defaults
                                    --------

        8.1 Events of Default. (a) If Tenant shall default in the performance of any of its obligations to pay the Fixed Rent or Additional Rent hereunder and if such default shall continue for ten (10) days after written notice from Landlord designating such default or if within thirty (30) days after written notice from Landlord to Tenant specifying any other default or defaults Tenant has not commenced diligently to correct the default or defaults so specified or has not thereafter diligently pursued such correction to completion, or (b) if any assignment shall be made by Tenant or any guarantor of Tenant for the benefit of creditors, or
(c) if Tenant's leasehold interest shall be taken on execution, or (d) if a lien or other involuntary encumbrance is filed against Tenant's leasehold interest, and is not discharged within ten (10) days thereafter, or (e) if a petition is filed by Tenant or any guarantor of Tenant for liquidation, or for reorganization or an arrangement under any provision of any bankruptcy law or code as then in force and effect, or (f) if an involuntary petition under any of the provisions of any bankruptcy law or code is filed against Tenant or any guarantor of Tenant and such involuntary petition is not dismissed within sixty
(60) days thereafter, then, and in any of such cases, Landlord and the agents and servants of Landlord may, to the extent permitted by applicable law, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter without demand or notice and with or without process of law (forcibly, if necessary) enter into and upon the Premises or any part thereof in the name of the whole or mail a notice of termination addressed to Tenant, and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove its and their effects (forcibly, if necessary) without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant, and upon such entry or mailing as aforesaid this Lease shall terminate, Tenant hereby waiving all statutory rights to the Premises (including without limitation rights of redemption, if any, to the extent such rights may be lawfully waived) and Landlord, without notice to Tenant, may store Tenant's effects, and those of any person claiming through or under Tenant, at the expense and risk of Tenant, and, if Landlord so elects, may sell such effects at public auction or private sale and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant.

        8.2 Remedies. In the event that this Lease is terminated under any of the provisions contained in Section 8.1 or shall be otherwise terminated for breach of any obligation of Tenant, Tenant covenants to pay punctually to Landlord all the sums and to perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant pursuant to the preceding sentence Tenant shall be credited with the net proceeds of any rent obtained by Landlord by reletting the Premises, after deducting all Landlord's reasonable expense in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such reletting (excluding the cost of any buildout incurred for any new tenant), it being agreed by

Tenant that Landlord may (i) relet the Premises or any part or parts thereof, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the term and may grant such concessions and free rent as Landlord in its sole judgment considers advisable or necessary to relet the same and (ii) make such alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable or necessary to relet the same, and no action of Landlord in accordance with the foregoing or failure to relet or to collect rent under reletting shall operate or be construed to release or reduce Tenant's liability as aforesaid. In lieu of the foregoing, Landlord may elect to recover, and Tenant shall pay forthwith to Landlord, as compensation, the excess of the total rent reserved for the residue of the term over the rental value of the Premises for said residue of the term discounted at the then discount rate of the Federal Reserve Bank of Boston. In calculating the rent reserved there shall be included, in addition to the Fixed Rent and Additional Rent, the value of all other considerations agreed to be paid or performed by Tenant for said residue.

        In lieu of any other damages or indemnity and in lieu of full recovery by Landlord of all sums payable under all the foregoing provisions of this
Section 8.2, Landlord may by written notice to Tenant, at any time after this Lease is terminated under any of the provisions contained in section 8.1 or is otherwise terminated for breach of any obligation of Tenant and before such full recovery, elect to recover, and Tenant shall thereupon pay, as liquidated damages, an amount equal to the aggregate of the Fixed Rent and Additional Rent accrued in the six (6) months ended next prior to such termination plus the amount of rent of any kind accrued and unpaid at the time of termination and less the amount of any recovery by Landlord under the foregoing provisions of this Section 8.2 up to the time of payment of such liquidated damages. Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages referred to above.

        8.3 Remedies Cumulative. Any and all rights and remedies which Landlord or Tenant may have under this Lease, and at law and equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

        8.4 Landlord's Right to Cure Defaults. Landlord may, but shall not be obligated to, cure, at any time, without notice, any default by Tenant under this Lease; and whenever Landlord so elects, all costs and expenses incurred by Landlord, including reasonable attorneys' fees, in curing a default shall be paid, as Additional Rent, by Tenant to Landlord on demand, together with lawful interest thereon from the date of payment by Landlord to the date of payment by Tenant.

        8.5 Effect of Waivers of Default. Any consent or permission by either party hereunder to any act or omission which otherwise would be a breach of any covenant or condition herein, shall not in any way be held or construed (unless expressly so declared) to operate so as to impair the continuing obligation of any covenant or condition herein, or otherwise, except as to the specific instance, operate to permit similar acts or omissions.

        8.6 No Waiver, etc. The failure of either party hereunder to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed to have been a waiver of such breach by Landlord. No consent or waiver, express or implied, by either party hereunder to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

        8.7 No Accord and Satisfaction. No acceptance by Landlord of a lesser sum than the Fixed Rent, Additional Rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.


                                    ARTICLE 9
                                    ---------
                           Rights of Mortgage Holders
                           ---------------------------

        9.1 Rights of Mortgage Holders. The word "mortgage" as used herein includes mortgages, deeds of trust or other similar instruments evidencing other voluntary liens or encumbrances, and modifications, consolidations, extensions, renewals, replacements and substitutes thereof. The word "holder" shall mean a mortgagee, and any subsequent holder or holders of a mortgage. Until the holder of a mortgage shall enter and take possession of the Property for the purpose of foreclosure, such holder shall have only such rights of Landlord as are necessary to preserve the integrity of this Lease as security. Upon entry and taking possession of the Property for the purpose of foreclosure, such holder shall have all the rights of Landlord. No such holder of a mortgage shall be liable either as mortgagee or as assignee, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such holder shall enter and take possession of the Property for the purpose of foreclosure. Upon entry for the purpose of foreclosure, such holder shall be liable to perform all of the obligations of Landlord, subject to and with the benefit of the provisions of Section 10.4, provided that a discontinuance of any foreclosure proceeding shall be deemed a conveyance under said provisions to the owner of the equity of the Property.

        The covenants and agreements contained in this Lease with respect to the rights, powers and benefits of a holder of a mortgage (particularly, without limitation thereby, the covenants and agreements contained in this Section 9.1) constitute a continuing offer to any person, corporation or other entity, which by accepting a mortgage subject to this Lease, assumes the obligations herein set forth with respect to such holder; such holder is hereby constituted a party of this Lease as an obligee hereunder to the same extent as though its name were written hereon as such; and such holder shall be entitled to enforce such provisions in its own name. Tenant agrees on request of Landlord to execute and deliver from time to time any agreement which may be necessary to implement the provisions of this Section 9.1.

        9.2 Lease Superior or Subordinate to Mortgages. It is agreed that the rights and interest of Tenant under this Lease shall be (i) subject or subordinate to any present or future mortgage or mortgages and to any and all advances to be made thereunder, and to the interest of the holder thereof in the Premises or any property of which the Premises are a part if Landlord shall elect by notice to Tenant to subject or subordinate the rights and interest of Tenant under this Lease to such mortgage or (ii) prior to any present or future mortgage or mortgages, if Landlord shall elect, by notice to Tenant, to give the rights and interest of Tenant under this Lease priority to such mortgage; in the event of either of such elections and upon notification by Landlord to that effect, the rights and interest of Tenant under this Lease should be deemed to be subordinate to, or have priority over, as the case may be, said mortgage or mortgages, irrespective of the time of execution or time of recording of any such mortgage or mortgages (provided that, in the case of subordination of this Lease to any future mortgages, the holder thereof agrees (i) to abide by the terms and conditions of this Lease and (ii) not to disturb the possession of Tenant so long as Tenant is not in default hereunder). Tenant agrees it will, upon request of Landlord, execute, acknowledge and deliver any and all instruments deemed by Landlord necessary or desirable to give effect to or notice of such subordination or priority. Tenant also agrees that if it shall fail at any time to execute, acknowledge and deliver any such instrument requested by Landlord, Landlord may, in addition to any other remedies available to it, execute, acknowledge and deliver such instrument as the attorney-in-fact of Tenant and in Tenant's name; and Tenant does hereby make, constitute and irrevocably appoint Landlord as its attorney-in-fact, coupled with an interest with full power of substitution, and in its name, place and stead so to do. Any mortgage to which this Lease shall be subordinated may contain such terms, provisions and conditions as the holder deems usual or customary.

        At the request of Tenant, Landlord shall use reasonable efforts to obtain on Tenant's behalf an agreement from any present holder of a mortgage on the Property that such holder, in exercising any of its rights under such mortgage, shall not disturb the possession or any other rights of Tenant under this Lease and that such mortgagee will accept Tenant as tenant of the Premises under the terms and conditions of this Lease so long as Tenant performs its obligations hereunder and agrees to attorn to such mortgagee.


                                   ARTICLE 10
                                   ----------
                            Miscellaneous Provisions
                            ------------------------

        10.1 Notices from One Party to the Other. All notices required or permitted hereunder shall be in writing and addressed, if to the Tenant, at the Original Notice Address of Tenant or such other address as Tenant shall have last designated by notice in writing to Landlord and, if to Landlord, at the Original Notice Address of Landlord or such other address as Landlord shall have last designated by notice in writing to Tenant. Any notice shall be deemed duly given when mailed to such address postage prepaid, by registered or certified mail, return receipt requested, or when delivered to such address by hand or by Federal Express or comparable overnight courier.

        10.2 Quiet Enjoyment. Landlord agrees that upon Tenant's paying the rent and performing and observing the agreements, conditions and other provisions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises during the term hereof without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject, however, to the terms of this Lease.

        10.3 Lease not to be Recorded. Tenant agrees that it will not record this Lease. Both parties shall, upon the request of either, execute and deliver a notice or short form of this Lease in such form, if any, as may be permitted by applicable statute.

        10.4 Limitation of Landlord's Liability. The term "Landlord" as used in this Lease, so far as covenants or obligations to be performed by Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the Property, and in the event of any transfer or transfers of title to said property, the Landlord (and in case of any subsequent transfers or conveyances, the then grantor) shall be concurrently freed and relieved from and after the date of such transfer or conveyance, without any further instrument or agreement, of all liability as respects the performance of any covenants or obligations on the part of the Landlord contained in this Lease thereafter to be performed, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord, shall, subject as aforesaid, be binding on the Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership of said leasehold interest or fee, as the case may be. Tenant, its successors and assigns, shall not assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Property and in the rents, issues and profits thereof, and Tenant agrees to look solely to such interest for the satisfaction of any liability or claim against Landlord under this Lease, it being specifically agreed that in no event whatsoever shall Landlord (which term shall include, without limitation, any general or limited partner, trustees, beneficiaries, officers, directors, or stockholders of Landlord) ever be personally liable for any such liability. Landlord hereby covenants and represents that it is as of the Date of this Lease the sole owner of the Building and the Property.

        10.5 Acts of God. In any case where either party hereto is required to do any act, delays caused by or resulting from Acts of God, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations, unusually severe weather, or other causes beyond such party's reasonable control shall not be counted in determining the time during which work shall be completed, whether such time be designated by a fixed date, a fixed time or a "reasonable time", and such time shall be deemed to be extended by the period of such delay.

        10.6 Landlord's Default. Landlord shall not be deemed to be in default in the performance of any of its obligations hereunder unless it shall fail to perform such obligations and such failure shall continue for a period of thirty
(30) days or such additional time as is reasonably required to correct any such default after written notice has been given by Tenant to Landlord specifying the nature of Landlord's alleged default. Landlord shall not be liable in any event for incidental or consequential damages to Tenant by reason of Landlord's default, whether or not notice is given. Tenant shall have no right to terminate this Lease for any default by Landlord hereunder and no right, for any such default, to offset or counterclaim against any rent due hereunder.

        10.7 Brokerage. Tenant warrants and represents that it has dealt with no broker in connection with the consummation of this Lease, other than Nordblom Company, and in the event of any brokerage claims, other than by Nordblom Company, against Landlord predicated upon prior dealings with Tenant, Tenant agrees to defend the same and indemnify and hold Landlord harmless against any such claim.

        10.8 Applicable Law and Construction. This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and, if any provisions of this Lease shall to any extent be invalid, the remainder of this Lease shall not be affected thereby. There are no oral or written agreements between Landlord and Tenant affecting this Lease, This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant. The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease. Unless repugnant to the context, the words "Landlord" and "Tenant" appearing in this Lease shall be construed to mean those named above and their respective heirs, executors, administrators, successors and assigns, and those claiming through or under them respectively. If there be more than one tenant the obligations imposed by this Lease upon Tenant shall be joint and several.

        WITNESS the execution hereof under seal on the day and year first above written.


                                                Landlord:

                                                /s/ signature illegible
                                                /s/ signature illegible
                                                as trustees

                                                Tenant:

                                                EXTEL/JWP INFORMATION SYSTEMS,
                                                INC.


                                                By /s/ signature illegible
                                                   Its

                              [EXHIBIT C NOT SHOWN]

                                    EXHIBIT D
                                    ---------
                              RULES AND REGULATIONS
                              ---------------------

        1. The sidewalks, entrances, passages, corridors, vestibules, halls, elevators or stairways in or about the Building shall not be obstructed by Tenant.

        2. Tenant shall not place objects against glass partitions, doors or windows which would be unsightly from the Building corridor or from the exterior of the Building.

        3. Tenant shall not waste electricity or water in the Building premises and shall cooperate fully with Landlord to assure the most effective operation of the Building heating and air conditioning systems. All regulating and adjusting of heating and air conditioning apparatus shall be done by the Landlord's agents or employees.

        4. Tenant shall not use the Premises so as to cause any increase above normal insurance premiums on the Building.

        5. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises. No space in the Building shall be used for manufacturing or for the sale of merchandise of any kind at auction or for storage thereof preliminary to such sale.

        6. Tenant shall cooperate with Landlord in minimizing loss and risk thereof from fire and associated perils.

        7. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed and constructed and no sweepings, rubbish, rags, acid or like substance shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant.

        8. Landlord reserves the right to establish, modify and enforce reasonable parking rules and regulations, provided such rules and regulations do not diminish Tenant's rights under the Lease.

        9. Landlord reserves the right at any time to rescind, alter or waive any rule or regulation at any time prescribed for the Building and to impose additional reasonable rules and regulations when in its judgment deems it necessary, desirable or proper for its best interest and for the best interest of the tenants and no alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant, provided such rules and regulations do not diminish Tenant's rights under the Lease. Landlord shall not be responsible to any tenant for the nonobservance or violation by any other tenant however resulting of any rules or regulations at any time prescribed for the Building.

                              [EXHIBIT E NOT SHOWN]

                            FIRST AMENDMENT TO LEASE
                            ------------------------


        WHEREAS, on February 29, 1992, Rodger P. Nordblom, Peter C. Nordblom and Russell J. Fogelin, Trustees of Canton Street Associates III entered into a lease (the "Lease") with Extel/JWP Information Systems, Inc. covering a portion of the premises now known as and numbered 725 Canton Street, Norwood, Massachusetts (the "Property"); and,

        WHEREAS, 725 C.W. Associates Limited Partnership (the "Landlord") purchased the Property from Rodger P. Nordblom et.al., Trustees, on September 29, 1992; and,

        WHEREAS, on August 9, 1993, ENTEX Information Services, Inc. (the "Tenant") purchased substantially all of the assets of Extel/JWP Information Systems, Inc.; and,

        WHEREAS, the Landlord and Tenant have agreed to amend the Lease in order to extend the Term thereof,

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein and in the Lease contained, the parties hereto hereby agree to the following amendments to the Lease:

        The designation of the Landlord and Tenant as set forth in Article 1 of the Lease is amended to read as follows:

        LANDLORD:     725 C.W. Associates Limited Partnership
                      c/o Cornerstone Corporation
                      725 Canton Street
                      Norwood, MA 02062
                      ATTENTION:  Robert L. Evans

        TENANT:       ENTEX Information Services, Inc.
                      Six International Drive
                      Rye Brook, NY 10573-1058

        1) Article 1 is further amended to read as follows:

        TERM:  Seven and one half (7 1/2) years
        COMMENCEMENT DATE:  March 1, 1992
        TERMINATION DATE:  August 31, 1999
        SECURITY DEPOSIT:  None

        2) Capitalized terms not otherwise defined shall have the meaning for such terms ascribed in the Lease.

        3) In all other respects, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect.

        WITNESS the execution hereof under seal this first day of December, 1994.

                      LANDLORD:     C.W. Associates Limited Partnership
                                    By /s/ Paul E. Tryder
                                    Paul E. Tryder
                                    Managing General Partner



                      TENANT:       ENTEX Information Services, Inc.

                                    By /s/ Robert A. Weber
                                    Robert Weber, Manager Enterprise Facilities

                                 March 11, 1992


Extel/JWP Information Systems, Inc.
70 Shawmut Road
Canton, MA 02021

        Re:    725 Canton Street, Norwood

Gentlemen:

        Reference is made to the lease dated February 29, 1992 between the undersigned as landlord and your company as tenant, with respect to a premises at the above-referenced location. This letter shall set forth and confirm the agreement between us with respect to the lease commencement date, and your payment of utility charges prior thereto.

        We have agreed as follows:

        1. In Section 1.1 of the Lease, the definition of Commencement Date is deleted and "April 1, 1992" is inserted in its place.

        2. Notwithstanding the aforesaid Commencement Date, Section 4.2.4 of the Lease, regarding utilities, shall be effective as of February 1, 1992, so that you will be responsible for the payment of charges for utilities furnished to the Premises commencing on such date.

        If the foregoing accurately sets forth our agreement with respect to lease commencement and payment of utility charges, please so confirm by signing and returning to us the enclosed copy of this letter,

                                            Very truly yours,

                                            CANTON STREET ASSOCIATES III


                                            By: /s/ signature not legible
                                            Trustee, and not individually
Confirmed and Agreed:

EXTEL/JWP INFORMATION SYSTEMS, INC.


By:  /s/ signature illegible
        Its: Facility Manager

                                    AGREEMENT
                                    ---------

        AGREEMENT made this 26th day of January, 1994 by and between

        725 C.W. Associates Limited Partnership, a Massachusetts limited partnership (hereinafter the "Landlord")

        and

        ENTEX Information Services, Inc., a Delaware corporation (hereinafter the "Tenant")

        WHEREAS, on February 29, 1992, Rodger P. Nordblom, Peter C. Nordblom and Russell J. Fogelin, Trustees of Canton Street Associates III entered into a lease (the "Lease") with Extel/JWP Information Systems, Inc. covering a portion of the premises now known as and numbered 725 Canton Street, Norwood, Massachusetts (the "Property"); and,

        WHEREAS, the Landlord purchased the Property from Rodger P. Nordblom et.al., Trustees, on September 29, 1992; and,

        WHEREAS, on August 9, 1993, the Tenant purchased substantially all of the assets of Extel/JWP Information Systems, Inc.; and,

        WHEREAS, the parties desire to make certain agreements with respect to the Lease,

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein and in the Lease contained, the parties hereto hereby agree as follows:

        1) A true and accurate copy of the Lease, including all amendments thereto, is attached hereto marked Exhibit A.

        2) The Lease represents the entire understanding between the Landlord and the Tenant with respect to the leasing of the Premises.

        3) The Landlord consents to the assignment of the Lease to the Tenant.

        4) The Tenant assumes and agrees to perform each and every obligation of Extel/JWP Information Systems, Inc. under the Lease.

        5) There are no offsets, deductions or credits against the rents due and payable under the Lease.

        6) To the best of the knowledge of the parties hereto, there exists no default or state of facts which, with the passage of time or the giving of notice, or both, could ripen into a default on the part of either party under the Lease.

        7) The parties acknowledge that the requirement that EXTEL/JWP Systems, Inc. provide a security deposit has been waived and that the Landlord does not hold a security deposit.

        8) Under the provisions of Article 4.2.2., the Landlord is required to provide the Tenant with a statement of Base Operating Costs for calendar year 1992. The parties agree that the Operating Costs itemized on Exhibit A are the Landlord's actual 1992 base operating costs.

        9) Capitalized terms not otherwise defined shall have the meaning for such terms ascribed in the Lease.

        10) In all other respects, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect.

        WITNESS the execution hereof under seal this 26th day of January, 1994.

                      LANDLORD:     C.W. Associates Limited Partnership

                                    By /s/ Paul E. Tryder
                                    Paul E. Tryder, General Partner


                      TENANT:       ENTEX Information Services, Inc.


                                    By /s/ signature illegible

                                    AGREEMENT
                                    ---------

        AGREEMENT made this 26th day of January, 1994 by and between

        725 C.W. Associates Limited Partnership, a Massachusetts limited partnership (hereinafter the "Landlord")

        and

        ENTEX Information Services, Inc., a Delaware corporation (hereinafter the "Tenant")

        WHEREAS, on February 29, 1992, Rodger P. Nordblom, Peter C. Nordblom and Russell J. Fogelin, Trustees of Canton Street Associates III entered into a lease (the "Lease") with Extel/JWP Information Systems, Inc. covering a portion of the premises now known as and numbered 725 Canton Street, Norwood, Massachusetts (the "Property"); and,

        WHEREAS, the Landlord purchased the Property from Rodger P. Nordblom et.al., Trustees, on September 29, 1992; and,

        WHEREAS, on August 9, 1993, the Tenant purchased substantially all of the assets of Extel/JWP Information Systems, Inc.; and,

        WHEREAS, the parties desire to make certain agreements with respect to the Lease,

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein and in the Lease contained, the parties hereto hereby agree as follows:

        1) A true and accurate copy of the Lease, including all amendments thereto, is attached hereto marked Exhibit A.

        2) The Lease represents the entire understanding between the Landlord and the Tenant with respect to the leasing of the Premises.

        3) The Landlord consents to the assignment of the Lease to the Tenant.

        4) The Tenant assumes and agrees to perform each and every obligation of Extel/JWP Information Systems, Inc. under the Lease.

        5) There are no offsets, deductions or credits against the rents due and payable under the Lease.

        6) To the best of the knowledge of the parties hereto, there exists no default or state of facts which, with the passage of time or the giving of notice, or both, could ripen into a default on the part of either party under the Lease.

        7) The parties acknowledge that the requirement that EXTEL/JWP Systems, Inc. provide a security deposit has been waived and that the Landlord does not hold a security deposit.

        8) Under the provisions of Article 4.2.2., the Landlord is required to provide the Tenant with a statement of Base Operating Costs for calendar year 1992. The parties agree that the Operating Costs itemized on Exhibit A are the Landlord's actual 1992 base operating costs.

        9) Capitalized terms not otherwise defined shall have the meaning for such terms ascribed in the Lease.

        10) In all other respects, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect.

        WITNESS the execution hereof under seal this 26th day of January, 1994.

                      LANDLORD:     C.W. Associates Limited Partnership

                                    By /s/ Paul E. Tryder
                                    Paul E. Tryder, General Partner


                      TENANT:       ENTEX Information Services, Inc.


                                    By /s/ signature illegible